Exhibit 99.1

Imperial

September 21

2016

Investor Day

Cautionary statement

Statements of future events or conditions in these materials, including projections, targets, expectations, estimates, and business plans, are forward-looking statements. Such statements are not guarantees of future performance and involve a number of risks and uncertainties. Actual future results, including demand growth and energy source mix; production growth and mix; project plans, dates, costs and capacities; first production dates; costs to develop; production rates, production life, and resource recoveries; cost savings; product sales; financing sources; and capital and environmental expenditures could differ materially depending on a number of factors, such as changes in the price, supply of and demand for crude oil, natural gas, and petroleum and petrochemical products; availability and allocation of capital by Imperial; currency exchange rates; political or regulatory events; project schedules; commercial negotiations; regulatory and third-party approvals; unanticipated operational disruptions; unexpected technological developments; and other factors discussed in these materials and Item 1A of Imperial’s most recent Form 10-K available at www.sedar.com and www.sec.gov. Imperial’s actual results may differ materially from those expressed or implied by its forward-looking statements and readers are cautioned not to place undue reliance on them. Imperial undertakes no obligation to update any forward-looking statements contained herein, except as required by applicable law.

All financial information is presented in Canadian dollars, unless otherwise indicated.

In these materials, certain natural gas volumes have been converted to barrels of oil equivalent (BOE) on the basis of six thousand cubic feet (Mcf) to one barrel (bbl). BOE may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf to one bbl is based on an energy-equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead. Given that the value ratio based on the current price of crude oil as compared to natural gas is significantly different than the energy equivalency ratio of 6 Mcf to 1 bbl, using a 6:1 conversion ratio may be misleading as an indication of value.

All reserves and contingent resources estimates provided in these materials are effective as of December 31, 2015, and based on definitions from the Canadian Oil and Gas Evaluation Handbook and are presented in accordance with National Instrument 51-101, as disclosed in Imperial’s Form 51-101F1 for the fiscal year ending December 31, 2015.

Except as otherwise disclosed herein, reserves and contingent resource information are an estimate of the company’s working interest before royalties at year-end 2015, as determined by Imperial’s internal qualified reserves evaluator.

Reserves are the estimated remaining quantities of oil and natural gas and related substances anticipated to be recoverable from known accumulations, from a given date forward, based on: analysis of drilling, geological, geophysical and engineering data, the use of established technology, and specified economic conditions, which are generally accepted as being reasonable. Proved reserves are those reserves which can be estimated with a high degree of certainty to be recoverable. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves.

Contingent resources do not constitute, and should not be confused with, reserves. Contingent resources are those quantities of petroleum considered to be potentially recoverable from known accumulations using established technology or technology under development, but are currently not considered to be commercially recoverable due to one or more contingencies. Contingencies that preclude the classification of Imperial’s contingent resources as reserves include, but are not limited to, the need for further design and the associated uncertainty in development costs and timelines; regulatory approvals; need for internal approvals to proceed with development; lack of market access; and the need for further delineation analysis to improve certainty of resources.

Contingent resource volumes represented in these materials are technical best estimate volumes, considered to be a realistic estimate of the quantity that may actually be recovered; it is equally likely that the actual quantities recovered may be greater or less than the technical best estimate. Estimates of contingent resources have not been adjusted for risk based on the chance of development. There is uncertainty that it will be commercially viable to produce any portion of the resource, nor is there certainty as to the timing of any such development. Significant positive and negative factors relevant to the estimate include, but are not limited to, the commodity price environment and regulatory and tax uncertainty.

The estimates of various classes of reserves (proved and probable) and of contingent resources in these materials represent arithmetic sums of multiple estimates of such classes for different properties, which statistical principles indicate may be misleading as to volumes that may actually be recovered. Readers should give attention to the estimates of individual classes of reserves and contingent resources and appreciate the differing probabilities of recovery associated with each class.

The term “project” as used in these materials can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports.

Imperial | 2016 | 2

Why Imperial?

Distinct competitive advantages that deliver long-term value

Asset base

High quality, high performing assets across the portfolio

Operational excellence

Effective technical, operational and financial risk management that enhances value

Value chain integration

Significant synergies across the full value chain including ExxonMobil relationship

Growth opportunities

A large inventory of attractive opportunities to support future upstream growth

Technology leadership

An unparalleled history of creating value through research and innovation

Shareholder value

Demonstrated commitment to delivering value in all business environments

Imperial | 2016 | 3

Energy fundamentals

Global megatrends will drive the world’s demand for energy

Population

Economy

Quality of life

Technology

Increasing populations

Growing economies

Improved living standards

Advances in energy efficiency

Imperial | 2016 | 4

Energy demand

Global demand to increase 25% by 2040, oil & gas remain key

Energy demand, quadrillion BTUs

750

+ 25%

500 Renewables1

Coal

250 Gas

Oil

0

2014 2040

Gas demand driven by power generation

+ Fastest growing major energy source

Oil remains largest energy source

+ Meets 90+% of all transportation needs

Outlook assumes major efficiencies

Source: ExxonMobil 2016 Outlook for Energy,

1Renewables include hydro, biomass / waste, nuclear and other

Imperial | 2016 | 5

Responsible development

Dual challenge to meet demand, reduce environmental impact

Safe

Reliable

Affordable

Abundant

All energy sources required

Climate policies to affect energy mix

Investments must compete globally

Technology and innovation key

Imperial | 2016 | 6

Liquids challenge

Significant new production required to offset natural decline

Global liquids production, mbd

120

90

New 50+

60 mbd

Existing

30

0

2016 2040

Global decline of 4-5% per year New supplies needed from all regions Major ongoing investment required Technology key to competitiveness

Source: International Energy Agency, ExxonMobil 2016 Energy Outlook

Imperial | 2016 | 7

Canada’s opportunity

Oil sands represent large, accessible liquids resource base

Access to world’s oil reserves

Restricted

Other

Open to private sector

Canada

(97% oil sands)

World class resources

Relative political stability

Balanced regulatory environment

Competitive fiscal terms

Leader in responsible development

Source: Oil and Gas Journal

Imperial | 2016 | 8

Global competitiveness

Highest quality oil sands competitive on a global basis

Breakeven Brent price, US$

125

100 mining

75

in situ

50

25

0

Brazil North Sea GOM West Africa Canada North America oil sands tight oil

Source: IHS, Assumes a 10% internal rate of return

Imperial | 2016 | 9

Oil sands

Unique technical and operational requirements

Production, mbd

3

2

In situ

1

Mining

0

2005 2010 2015

Production split between in situ & mining

History of technology and innovation

Economies of scale fundamental

Specialized expertise

Source: CAPP

Imperial | 2016 | 10

Business environment

Several challenges, time of uncertainty and opportunity

Commodity prices

Market access

Policy reviews

Global competition

Current period of low oil prices

Environmental, regulatory reviews

Global competitiveness pressures

Pipeline, market access uncertainties

Imperial | 2016 | 11

Scope of operations

Nationwide leadership across the full value chain

Syncrude mining

Kearl mining

Research

Cold Lake in situ

Rail terminal

Sarnia refinery

Fuels marketing

Strathcona refinery

Sarnia chemical

Nanticoke refinery

Imperial | 2016 | 12

Business model

Deliver superior, long-term shareholder value

Long-life, competitively advantaged assets

Disciplined investment and cost management

Value-chain integration and synergies

High-impact technologies and innovation

Operational excellence and responsible growth

ExxonMobil relationship

Imperial | 2016 | 13

Company priorities

Disciplined focus on performance, execution and creating value

Integrity

Execution

Performance

Integration

Base business fundamentals

+ Maximizing asset performance

+ Capturing cost and organizational efficiencies

Progressing growth opportunities

+ Developing enabling technologies

+ Creating optionality on scope and pace

Promoting industry competitiveness

+ Advocating sound, science-based policies

+ Collaborating with stakeholders

Imperial | 2016 | 14

Safety performance

Committed to a workplace where “Nobody gets hurt”

Operations

Contractors

Laboratories

Offices

Total incidents per 200,000 hours worked1

1.0

0.8

0.6

5-yr

0.4 average

2015

0.2 YTD

0.0

Canadian industry Imperial

1Equivalent to 100 workers for one year

Imperial | 2016 | 15

Organizational effectiveness

Definitive steps to enhance efficiency, increase effectiveness

Above-field personnel1, indexed %

100

Contractors - 22%

75

50

Employees

25

0

2014 2015

“Clarify. Simplify. Focus.” mindset

Realigning capacity with business need

Retaining institutional knowledge

$200M reduction in “above-field” costs

1Excludes development project personnel

Imperial | 2016 | 16

Integration & synergies

Delivering competitive advantage in all business lines

Upstream

Oil & natural gas production

Downstream

Refining & marketing products

Chemical

Commodities & specialties

IMO / XOM value-added capabilities

Equity crude placed in highest netback markets

Cost-advantaged feedstocks for refineries & chemical

Highest value sales channels for petroleum products

Multiple and optimized transportation networks

Access to industry-leading technologies and know-how

Imperial | 2016 | 17

Technology leadership

Unparalleled commitment, history of research and innovation

Canada’s first research department

Cyclic steam stimulation patent

Steam-assisted gravity drainage patent

Solvent assisted technology pilots

First lube oil hydrofining

First horizontal well in Canada

Paraffinic froth treatment patents

New Calgary research facility

IMO

$1 billion

annual R&D

spend

XOM

Lower costs

Improve performance

Reduce environmental impact

Imperial | 2016 | 18

Imperial

Upstream

Upstream portfolio

Completing period of unprecedented liquids growth

In situ

Cold Lake Growth portfolio

Mining

Kearl Syncrude

Natural gas

Unconventional growth portfolio

Research

Oil sands

Production, kbd

500

Highest liquids production since 1989

Highest total production since 1995

400

300

Gas

200

100

0

Liquids

1985

1990

1995

2000

2005

2010

2015

Imperial | 2016 | 20

Core asset growth

Large, long-life oil sands portfolio

Kearl

Mining - PFT 71% interest

Syncrude

Mining - upgrader 25% interest

Cold Lake

In situ - CSS 100% interest

Production, kbd

400

300

200

100

0

1985 1990 1995 2000 2005 2010 2015

Imperial | 2016 | 21

Cold Lake: world-class in situ operation

Best-in-class operational performance

Cyclic steam stimulation

100% IMO owned

Producing since 1985

1.7B

bbls

2P reserves1

165

kbd

average production1

Large, high quality bitumen resource

Highly efficient operation

Significant, long-term growth potential

1IMO share, before royalties

Imperial | 2016 | 22

Continuously improving resource recovery

Achieved through technology, innovation and best practices


Cold Lake demonstrated recovery, %
80
60
40
20
0
1970's
1980's
1990's
2000's
2010+
Thermal Pilots
First horizontal well
Commercialization of cyclic steam stimulation
Megarow steaming
3D seismic analysis
Limited entry perforations
Infill recovery processes
Liquid addition to steam
Steamflood

Imperial | 2016 | 23

Maximizing steam utilization

Achieving enhanced economic, environmental performance

2008 vs. 2015, indexed %

100

75

50

25

0

Fresh water to bitumen ratio

Total fresh water use

Recycling more than 95% of water

Reducing energy intensity

Increasing production

Imperial | 2016 | 24

Industry-leading reliability

Achieved through continuous improvement

2012-15 average gas turbine1 reliability, %

100

99

98

97

96

95

+7 days annual uptime

Global fleet

Cold Lake

Leader in equipment reliability

Effective maintenance strategies

Optimizing turnaround intervals

1OEM fleet data

Imperial | 2016 | 25

Achieving lower cost per barrel

Mature, lean asset continuing to see improvements

Unit cash opex, US$ indexed %

100

75

50

25

0

Production, kbd

180

120

60

0

2014

2015

1H16

2015 industry unit cash opex, C$

Cold Lake

0

5

10

15

20

Source: FirstEnergy Capital Corp.

Imperial | 2016 | 26

Kearl: next generation oil sands mining

Driving operational performance and synergies

Mining without upgrader

71% IMO owned

Producing since 2013

3.2B

bbls

2P reserves1

220

kbd

targeted production2

Large, high-quality bitumen resource

Capturing economies of scale

Environmental leadership

1IMO share, before royalties

2Total IMO+XOM production, before royalties

Imperial | 2016 | 27

Proprietary froth treatment

Producing pipeline-quality bitumen without an on-site upgrader

Kearl

+Diluent

Bitumen

Dilbit

“Paraffinic”

froth treatment

Sediment & water

Refinery

Asphaltenes

Other

mines

Bitumen

Synthetic crude

“Naphthenic” froth treatment

Sediment & water

On-site upgrader

Refinery

Imperial | 2016 | 28

Achieving lower cost per barrel

Cost discipline, economies of scale fundamental to success

Production, kbd

150

100

50

0

Unit cash opex, US$

indexed %

100

75

50

25

0

2014

2015

1H16

More than 50% reduction in unit opex Expansion benefiting cost profile Continuing improvement efforts

Imperial | 2016 | 29

Mine performance improvement

Optimization ongoing, integrating with plant performance

2014 vs. 20151, %

100

75

50

25

0

Best-in-class

Truck

Shovel

Truck

Shovel

Availability

Effective utilization

Best-in-class availability

Utilization improving with plant uptime

Enhancing ore processing

1SMART industry data

Imperial | 2016 | 30

Plant performance improvements

Doing more with less, extracting value from plant operations

Solvent additions, indexed %

2014

2015

- 60%

0

25

50

75

100

Bitumen recovery rate1, % 2014

+ 11%

2015

0

25

50

75

100

Systematic, integrated team approach Sustainable value capture Exceeding performance expectations

1Bitumen recovery prior to asphaltene rejection

Imperial | 2016 | 31

Enhancement opportunities

Activities focused on efficient capacity creep

Existing scope

Implementation of operational learnings to enhance capacity and optimize asset

Incremental scope

Equipment upgrades and utilities integration to enhance volumes and efficiencies

Major scope

Major additions to the mine and plant that enhance Kearl’s operational scope

Imperial | 2016 | 32

Syncrude: pioneer of oil sands mining

Improvement underway to capture full potential

Mining with upgrader

25% IMO owned

Producing since 1978

1.1B

bbls

2P reserves1

76

kbd

average production1

High value, synthetic crude production Competitive mining performance Intense improvement focus

1IMO share, before royalties

Imperial | 2016 | 33

Reliability improvement

Value is driven by producing the incremental barrel

Production1, kbd

80

60 turnarounds Reliability risk management

&

40fire Planning and execution excellence

of

Impact Focus on upgrader performance

20

0

2014 2015 1Q16 2Q16

1IMO share, before royalties Imperial 2016

Syncrude focus areas

Improving resilience in a low price environment

2015 cash conservation, %

Market capture

Scope and timing

Efficiencies

US$10 per barrel opex reduction Enhanced execution of key programs Work selection and fit-for-purpose scope Workforce productivity

Imperial | 2016 | 35

Enhancement opportunities

Leveraging existing and owner-driven oil sands expertise

Reliability

Utilization of expertise, competency and equipment strategies to enhance performance

Synergy

Identify further opportunities to leverage owner-provided services with joint venture capability

Integration

Implement significant, strategic ties between major assets for mutual benefit

Imperial | 2016 | 36

Sustainable, structural savings

Driving upstream costs down with continuous improvement

Continued market capture

Ongoing rate, term negotiation

Expanded scope of reverse auctions

Productivity enhancement, alignment

Scope, structure and technology

Innovative, efficient new work approaches

Optimizing workflow, organizational synergies

Continued sound risk management

Imperial | 2016 | 37

Upstream costs per barrel

Asset portfolio remains competitive at full cost

Unit cash opex1, US$

30

20

10

0

2014 2015 1H16

- 35%

Realizing economies of scale

Implementing scope optimization

Sustainable efficiency gains

1Data as reported in company 10-K, 8-K filings

Imperial | 2016 | 38

Leader in technological advancement

Objective to improve economics, reduce environmental impact

Production

Refining

Distribution

Combustion

Well-to-wheels GHG emissions intensity, indexed %

125

100

75

Imperial breakthrough technologies

CSS dilbit

Mining synthetic

SAGD dilbit

SA-SAGD dilbit*

Kearl dilbit

Avg barrel refined in US

Other solvent technologies*

Source: IHS CERA, “Comparing GHG Intensity of the Oil Sands and the Average US Crude Oil Today”, 2014

*Imperial estimate

Imperial | 2016 | 39

Imperial’s advantage:

Research & innovation

Watch the video on Imperial’s YouTube channel

YouTube

Upstream resources

Large, high quality resource base with significant potential

In situ

Aspen

Cold Lake Exp. Growth portfolio

Mining

Non-aqueous extraction

Natural gas

Unconventional growth portfolio

Research

Oil sands

Year-end 2015 resource base, billion boe1

25

20

15

10

5

0

Contingent Resource

On Hold

Development Pending

Probable

Proved

Other

Mining

In situ

1IMO share, before royalties, definitions from the Canadian Oil and Gas Evaluation Handbook, presented in accordance with National Instrument 51-101

Imperial | 2016 | 41

In situ growth portfolio

Multiple opportunities, development planning ongoing

Aspen 100% IOL

Fort McMurray

Corner 63% IOL

Clyden 27.5% IOL

72.5% EM

Cold Lake

Expansion 100% IOL

Edmonton

Calgary

Resource potential

~5 billion barrels bitumen1,2

Top-tier quality

Enabling technology

SA-SAGD / other solvent technologies

Potential scope

Multiple phases, 55-75 kbd per phase

Estimated cost

Average ~$2B per phase

Regulatory process

Aspen application in 2013

Cold Lake Expansion application in 2016

First production

2020+

1 IMO share, before royalties

2 Resource potential consists of 0.8 billion bbls 2P Reserves, 1.7 billion bbls Contingent Resources Development Pending and 2.9 billion bbls Contingent Resources On Hold

Imperial | 2016 | 42

In situ technology advancements

SA-SAGD provides step-change improvement opportunity

Pilot results, indexed %

100

75

50

25

0

SAGD

SA-SAGD

Industry

IMO

Cumulative steam oil ratio

Initial capital per flowing barrel

Economic, environmental gains

Ability to scale efficiently

Technology ready to apply

Imperial | 2016 | 43

Aspen

First potential commercial SA-SAGD project

In situ with solvents

100% IMO owned

1st production 2020+

1.2B

barrels

resource

potential1

75K

bbl/d

gross production

per phase1

Environmental, economic technology advantages

Two phase project, ~$2 billion per phase

Progressing technical, regulatory filing 2013

1IMO share, before royalties

Resource potential consists of 0.8 billion bbls 2P Reserves and 0.4 billion bbls Contingent Resources Development Pending

Imperial | 2016 | 44

Cold Lake Expansion

Development of Grand Rapids formation with SA-SAGD



Production well
Steam and solvent (diluent) injection well
Glacial Till
Colorado Shale
Grand Rapids
Clearwater
Steam and solvent (diluent)
Heated bitumen flows to well

In situ with solvents	100% IMO owned	1st production 2020+

550M barrels resource potential[1]

55K bbl/d gross production[1]

- Environmental assessment, consultation
- One phase project, ~$2 billion initial capex
- Regulatory application submitted March 2016

[1]IMO share, before royalties

Resource potential consists of 0.55 billion bbls Contingent Resources Development Pending

Imperial | 2016 | 45

Upstream summary

Distinct competitive advantages deliver long-term value

Asset

base

+ High quality

+ Long-life

+ Oil sands focus

Operational

excellence

+ Industry leading

+ Integrity & reliability

+ Cost efficiency

Growth

opportunities

+ Large inventory

+ In situ focus

+ Capital discipline

Technology

leadership

+ Innovation

+ Asset improvement

+ Breakthrough

Imperial | 2016 | 46

Imperial

Downstream & Chemical

Downstream & Chemical portfolio

Operational excellence and integration drive performance

Refining

Nanticoke Sarnia Strathcona

Marketing

Esso Mobil 1

Chemical

Sarnia

Research

Sarnia

Operations, %

100

75

50

25

0

10-year avg

2015

Volumes, kbd

500

250

0

Refinery utilization

Advantaged crude

Petroleum product sales

Imperial | 2016 | 48

Strong cash flow, selective investments

More than $8 billion net cash generated over the past 5 years

Net cash, C$ billion

2

1

0

2010-14 average

2015

1H16

Strong cash generating capabilities

Continued structural advantages

Low sustaining capital required

Imperial | 2016 | 49

Refining: efficient, value-driven business

Integration elevates advantage in mature industry

Nanticoke, Ontario

Sarnia, Ontario

Strathcona, Alberta

421

kbd

refining capacity

92

percent

2015 utilization

Well-positioned, competitive assets

Integrated, 100% advantaged feeds

Leveraging global best practices

Imperial | 2016 | 50

Refining ranking

Strong performance in North America, top-tier in Canada

1st Quartile

2nd Quartile

3rd Quartile

4th Quartile

Non-energy cash opex

Process unit utilization

Energy efficiency

IMO refineries

Canadian industry excluding IMO

Source: 2014 Solomon survey, includes 96 refineries in North America, 13 in Canada

Imperial | 2016 | 51

Continuous improvement

Global leadership, ongoing competitive focus

2015 refinery utilization, %

100

90

80

70

» Improvement vs. 2010

IMO

Canada*

North America

Global

Source: BP Statistical Review of World Energy 2016, company data

* Excludes IMO

Imperial | 2016 | 52

Downstream enhancements

Evaluating further value creation

Cogeneration

Strathcona | Earliest FID 2017

Capture gas-power spread

More efficient steam

Leverage carbon tax credits

Diluent Recovery Unit

Strathcona | Timing to be determined

Recycle local diluent pool

Reduce supply costs

Leverage rail terminal

Imperial | 2016 | 53

Optimizing value

Competitive advantage through scale, skill and integration

Currently shipping 400 kbd by pipeline

Crude sold to 35+ refineries worldwide

Real-time midstream optimization

Imperial | 2016 | 54

Rail terminal

Strategic asset provides options to reach high value markets

Edmonton, Alberta

Location advantage

Start-up April 2015

Joint

venture

with Kinder

Morgan

210K

bbl/d

gross

capacity

Equity crude flow assurance

Mitigation of apportionment impact

Ability to reach new, less accessible markets

Imperial | 2016 | 55

Fuels & Lubes: marketing excellence

Delivering valued products to customers nationwide

Wholesale

Commercial

Industrial

1,700+

BW

retail sites1

478

kbd

2015 sales

Focused on premium markets

High capability distributor network

Leading market share in all segments

1Full conversion to branded wholesaler (BW) model following close of sale of company-owned sites

Imperial | 2016 | 56

Retail conversion

Sale of remaining 497 company-owned sites

Company-owned, agent-operated

Pre-sale: ~30% of sites
Post-sale: 0% of sites

Imperial	Agent
Supplies fuel & brand standards	Operates retail site
Owns real estate & facilities	

Esso

Proceeds: $2.8B

- Proven operators
- Financial strength
- Business efficiency
- Growth focus

Branded wholesaler owned and operated

Pre-sale: ~70% of sites
Post-sale: 100% of sites

Imperial	3rd party
Supplies fuel & brand standards	Operates retail site
	Owns real estate & facilities

Imperial | 2016 | 57

Continuous development

Committed to enhance retail offering and grow value

Existing, successful partnerships

Long-term supply agreements

Commitment to grow the Esso brand

Fuel technology development

Customer experience enhancements

Standardized loyalty programs

Imperial | 2016 | 58

Chemical: unique, commodity business

One of Canada’s leading producers of chemical products

Sarnia, Ontario

Refinery integration

Location advantage

945

kt

2015 sales

$287

million

2015 record earnings

Top-tier asset, specialty customers

Integrated manufacturing facility

Leveraging proprietary technologies

Imperial | 2016 | 59

Leadership in polyethylene

Innovation in injection and rotational molding since 1983

Outstanding resin quality

Expert technical knowledge

Solutions for complex designs

Imperial | 2016 | 60

Fully integrated with Sarnia refinery

Diversified, low-cost feedstocks enhance profitability

Feedstock mix, %

100 50 0

Propane

Midwest ethane

Refinery off gas

Spot

Cost advantaged ethane

Refinery off gas

2009-2014 2015+

Indexed %

250 200 150 100 50 0

Unit margin

Sales volume

2010

2011

2012

2013

2014

2015

Imperial | 2016 | 61

Gas cracker furnace project

Improves energy efficiency, increases high value production

Cutting-edge technology

Capacity creep

Feed-in July 2016

7%

capacity

increase

$5M

annual cost

savings

Improved energy efficiency

Reduced maintenance costs

Increased polyethylene sales

Imperial | 2016 | 62

Downstream and Chemical summary

Distinct competitive advantages deliver long-term value

Asset base

+ Location advantage

+ Operational scale

+ Low sustaining capital

Operational excellence

+ History & expertise

+ Global best practices

+ Leading reliability

Value chain integration

+ Customer focus

+ Logistics optimization

+ Advantaged feeds

Technology leadership

+ Product development

+ Customer support

+ Asset performance

Imperial | 2016 | 63

Imperial

Corporate

Financial performance

Demonstrating value of integration through the business cycle

Cash flow from operating activities, C$ billion

5 4 3 2 1 0

2011

2012

2013

2014

2015

Five-year average, %

Upstream

Downstream & other

Imperial | 2016 | 65

Capital efficiency

Maximizing investment value and life cycle performance

Return on capital employed, %

25 15 5 -5

10-year average

3-year average

IMO

HSE

SU

CNQ

CVE

Source: company publications

Imperial | 2016 | 66

Financial strength

Strong balance sheet, priority access to financial markets

2Q16 debt to capital, %

40 30 20 10 0

CNQ BBB+

HSE BBB+

SU A-

IMO AA+

CVE BBB

Ratings1

Leverage XOM relationship

Borrow on most attractive terms

Optimize use of floating rate debt

Maintain capital structure flexibility

1Based on S&P Global debt rating

Imperial | 2016 | 67

Shareholder distributions

Over $10 billion returned to shareholders in the last 10 years

2006-15 average payout ratio1, %

IMO HSE CVE SU CNQ

0 5 10 15 20 25 30 35

2006-15 total distributions, C$ billion

SU IMO HSE CNQ CVE

0 3 6 9 12

Source: company publications, Yahoo Finance

1Operating cash flow payout includes annual dividends and share repurchases as a percentage of annual cash flow from operating activities

Imperial | 2016 | 68

Share buybacks

Proven history of returning cash and preserving value

Million1

2,000

1,500

1,000

500

0

1995

2015

Shares outstanding

Repurchased 50% of shares

Non-dilutive equity strategy

Priority on shareholder interests

1Adjusted for three-for-one stock splits (May 15, 1998 and May 23, 2006)

Imperial | 2016 | 69

Dividends

Priority to pay a reliable and growing dividend

Dividend per share1, C$

0.60

0.40

0.20

0.00

2005

2010

2015

100+ years of consecutive payment

21 years of consecutive growth

5.5% 10-yr compounded growth rate

Increase to $0.15/sh payable 2Q16

1Adjusted for three-for-one stock split (May 23, 2006)

Imperial | 2016 | 70

Capital expenditures

Recently completed growth, evaluating future opportunities

Annual average, C$ billion

6 5 4 3 2 1 0

2001-2009

2010-2015

2016-2020

Kearl, Nabiye projects complete

+ Added nearly 200 kbd capacity

Sustaining capex under C$1B annually

+ Down 30+% from earlier estimates

Next tranche of growth likely in situ

+ Scope and pace to be determined

Imperial | 2016 | 71

Financial resilience

Strength provides flexibility under a range of oil prices

2016-20 annual average, C$ billion

4 3 2 1 0

Growth

Sustaining

Dividend1

$55

$45

$35

Dividend and capex

Cash flow from operations

Ability to meet highest priorities

Significant cash flow leverage

Options to pursue growth

Flexibility for new opportunities

1Dividend at current rate

Assumptions: Oil prices are US$ Brent, nominal cash flow, inflation 2.5%, FX = US$0.75 to C$1.00, continued industry production growth fundamentals

Imperial | 2016 | 72

Why Imperial?

Distinct competitive advantages that deliver long-term value

Asset base

High quality, high performing assets across the portfolio

Operational excellence

Effective technical, operational and financial risk management that enhances value

Value chain integration

Significant synergies across the full value chain including ExxonMobil relationship

Growth opportunities

A large inventory of attractive opportunities to support future upstream growth

Technology leadership

An unparalleled history of creating value through research and innovation

Shareholder value

Demonstrated commitment to delivering value in all business environments

Imperial | 2016 | 73

For more information:

imperialoil.ca | Twitter | YouTube | LinkedIn

For more detailed investor information, or to receive annual and interim reports, please contact:

Meredith C. Milne

Manager, Investor Relations

T: +1 (587) 476-4743

E: meredith.c.milne@esso.ca

Imperial Oil

505 Quarry Park Blvd SE

Calgary, Alberta T2C 5N1

Imperial

September 21 2016

Investor Day